Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 1

Dated as of April 07, 2016

to

CREDIT AGREEMENT

Dated as of March 28, 2014

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of April 07, 2016 by and among ITC MIDWEST LLC, a Michigan limited liability company (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Revolving Credit Agreement dated as of March 28, 2014 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.                                      Amendments to the Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.1 of the Credit Agreement is amended to amend and restate the definition of “Capital Stock” now appearing therein in its entirety as follows:

“Capital Stock” shall mean (i) at any time prior to the effectiveness of the Specified Transaction, common shares, preferred shares or other equivalent equity interests (howsoever designated) of capital stock of a corporation, equity preferred or common interests or membership interests in a limited liability company, limited or general partnership interests in a partnership or any other equivalent of such ownership interest or (ii) at any time from and after the effectiveness of the Specified Transaction, shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

(b)                                 Section 1.1 of the Credit Agreement is amended to amend and restate the definition of “Change of Ownership” now appearing therein in its entirety as follows:

“Change of Ownership” shall mean and be deemed to have occurred if:

(i)                                     at any time prior to the effectiveness of the Specified Transaction, (a) any person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder) shall become, directly or indirectly, the beneficial owner of capital stock representing more than 35% of the ordinary voting power represented by the issued and outstanding Voting Stock of ITC Holdings; and/or (b) ITC Holdings ceases to own, directly or indirectly, 85% of the Capital Stock of the Borrower, free and clear of any Liens, other than Liens of the type described in clauses (a), (b) or (c) (to the extent the obligations in respect of such judgments or decrees under such clause (c) have been bonded for the full amount in dispute) of the definition of “Permitted Liens”; and/or (c) a majority of the incumbent directors of ITC Holdings ceases to be persons who were either (x) directors of ITC Holdings on the Closing Date or (y) new directors (such persons being called herein “New Members”) appointed or nominated for election by one or more persons who were members of the board of directors of ITC Holdings on the Closing Date or who were appointed or nominated by one or more such New Members whether or not they were members on the Closing Date; or

(ii)                                  at any time on and after the effectiveness of the Specified Transaction (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Capital Stock representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Fortis; or (b) Fortis ceases to own, directly or indirectly, and Control 80% or more of the ordinary voting power of ITC Holdings, free and clear of Liens other than Liens of the type described in clauses (a), (b) or (c) (to the extent the obligations in respect of such judgments or decrees under such clause (c) have been bonded for the full amount in dispute) of the definition of “Permitted Liens”; or (c) ITC Holdings ceases to own, directly or indirectly, 85% of the Capital Stock of the Borrower, free and clear of any Liens, other than Liens of the type described in clauses (a), (b) or (c) (to the extent the obligations in respect of such judgments or decrees under such clause (c) have been bonded for the full amount in dispute) of the definition of “Permitted Liens”; or (d) occupation of a majority of the seats (other than vacant seats) on the board of directors of Fortis by Persons who were neither (i) nominated, appointed or approved for consideration by shareholders for election by the board of directors of Fortis nor (ii) appointed by directors so nominated, appointed or approved.

(c)                                  Section 1.1 of the Credit Agreement is amended to amend and restate the definition of “Control”, “Controls” and “Controlled” now appearing therein in its entirety as follows:

“Control”, “Controls” and “Controlled”, when used with respect to any Person, shall mean (i) at any time prior to the effectiveness of the Specified Transaction, the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of Voting Stock, by contract or otherwise or (ii) at any time on and after the effectiveness of the Specified Transaction, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

(d)                                 Section 1.1 of the Credit Agreement is amended to amend and restate clause (d) of the definition of “Defaulting Lender” now appearing therein in its entirety as follows:

(d) has become, or has a Parent that has become, the subject of a Bankruptcy Event or a Bail-In Action

(e)                                  Section 1.1 of the Credit Agreement is amended to insert the following new definitions alphabetically therein:

“Amendment No. 1 Effective Date” shall mean April 07, 2016.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Fortis” means Fortis Inc., a corporation organized under the Corporation Act of Newfoundland and Labrador.

“Specified Transaction” shall mean the consummation of the transactions contemplated pursuant to that certain Agreement and Plan of Merger, dated as of February 9, 2016, among

Fortis US Inc., Element Acquisition Sub Inc., Fortis and ITC Holdings, as in effect as of the Amendment No. 1 Effective Date.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(f)                                   Section 5.3 of the Credit Agreement is amended to insert the following new clause (g) at the end thereof:

(g)  For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 1 Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Revolving Credit Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(g)                                  Article 12 of the Credit Agreement is amended to insert the following new Section 12.22 at the end thereof:

12.22                 Acknowledgment and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in this Agreement or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement or any related loan document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-In Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other related loan document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

2.                                      Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, reasonable and documented fees and expenses of counsel for the Administrative Agent) in connection with this Amendment, the Credit Agreement and the other related loan documents.

3.                                      Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)                                 This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

(b)                                 As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) on and as of the date hereof and after giving effect to this Amendment, except to the extent such representation or warranty specifically relates to an earlier date in which case such representation or warranty shall be true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by Material Adverse Effect or materiality) as of such earlier date.

4.                                      Reference to and Effect on the Credit Agreement.

(a)                                 Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other related loan document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)                                 This Amendment shall constitute a loan document related to the Credit Agreement.

5.                                      Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.                                      Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

ITC MIDWEST LLC,
as the Borrower

By:	ITC Holdings Corp., its sole member

By:	/s/ Rejji P. Hayes
Name:	Rejji P. Hayes
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of March 28, 2014

ITC MIDWEST LLC

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as a Letter of Credit Issuer and
as Administrative Agent

By:	/s/ Nancy R. Barwig
Name:	Nancy R. Barwig
Title:	Credit Risk Director

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of March 28, 2014

ITC MIDWEST LLC

BARCLAYS BANK PLC,
individually as a Lender and as a Letter of Credit Issuer

By:	/s/ Christopher Aitkin
Name:	Christopher Aitkin
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of March 28, 2014

ITC MIDWEST LLC

WELLS FARGO BANK, N.A.,
individually as a Lender and as a Letter of Credit Issuer

By:	/s/ Nick Schmiesing
Name:	Nick Schmiesing
Title:	Director

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of March 28, 2014

ITC MIDWEST LLC

Credit Suisse AG Cayman Islands Branch,
as a Lender

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Lorenz Meier
Name:	Lorenz Meier
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of March 28, 2014

ITC MIDWEST LLC

DEUTSCHE BANK AG NEW YORK BRANCH,
individually as a Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of March 28, 2014

ITC MIDWEST LLC

MORGAN STANLEY BANK, N.A.,
individually as a Lender

By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of March 28, 2014

ITC MIDWEST LLC

GOLDMAN SACHS BANK USA,
individually as a Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of March 28, 2014

ITC MIDWEST LLC

Bank of America N.A.,
individually as a Lender

By:	/s/ Carlos Morales
Name:	Carlos Morales
Title:	SVP

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of March 28, 2014

ITC MIDWEST LLC

Mizuho Bank, Ltd.,
individually as a Lender

By:	/s/ Nelson Chang
Name:	Nelson Chang
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of March 28, 2014

ITC MIDWEST LLC

COMERICA BANK,
individually as a Lender

By:	/s/ Nicole Swigert
Name:	Nicole Swigert
Title:	Vice President

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of March 28, 2014

ITC MIDWEST LLC

PNC Bank, National Association,
individually as a Lender

By:	/s/ Jon R Hinard
Name:	Jon R Hinard
Title:	Managing Director

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of March 28, 2014

ITC MIDWEST LLC

CoBank, ACB, individually as a Lender

By:	/s/ John H. Kemper
Name:	John H. Kemper
Title:	Vice President

Signature Page to Amendment No. 1 to

Revolving Credit Agreement dated as of March 28, 2014

ITC MIDWEST LLC